UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22870

Investment Company Act file number

Stone Ridge Trust II

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855)-609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1. Reports to Stockholders.

Shareholder Letter

December 2016

Dear Fellow Shareholder,

I believe we are standing at the front end of a long term shift in how risk is held. Historically, risk has been held by a relatively small group of very large (re)insurers (e.g., hurricane risk), investment banks (e.g., market making risk), and commercial banks (e.g., credit risk). That is, by a tiny number of gigantic balance sheets. In the future, through Stone Ridge and others, I believe these risks will be held directly by individuals – that is, by a gigantic number of tiny balance sheets. Benefitting all. Radically diversifying risk holding may represent the single biggest, one-way force for good that finance will deliver for the world in our lifetimes. Stone Ridge and you, our investors, might even end up leading that shift – a multi-decade journey we can enjoy together.

Pioneering “just in time equity”, Stone Ridge enables our select risk sharing partners in the reinsurance, market making, and alternative lending industries to increasingly say “yes” to their clients while holding less equity, competitively elevating their ROEs, and steadily de-risking the financial system in the process. Over the last four years, through the eyes of these partners, I’ve watched Stone Ridge capital morph from a curiosity item into a competitive advantage. Perhaps, eventually, into a competitive necessity. Evolution happens slowly. Then it happens very, very fast.

As Stone Ridge cooperatively unlocks profitable business lines historically buried within financial institutions, we simultaneously empower our investors to access valuable P&L streams that can diversify traditional portfolios. Working with our risk sharing partners, Stone Ridge has produced $1.5 billion in trading profits since inception in February 2013. As our partnerships strengthen, the P&L gets better: $115 million in 2013, $281 million in 2014, $422 million in 2015, and $670 million in 2016, with profitability in 94% of months since inception and 15 out of 16 months the S&P 500 was negative.

In 2016, while executing our risk sharing vision, we exhibited more intentionality around how we work. In the process, we strengthened three distinct cultural characteristics that distinguish our firm: work hard, work deep, work gratefully.

WORK HARD

At Stone Ridge, creativity is never a single eureka moment. Each new idea starts small and we try to build it into a big idea, one brick at a time. Most of the time, without success. In recruiting we don’t screen for enthusiasm. We screen for endurance.

Thus, flourishing at our firm requires an enormous capacity for very hard work. The phrase “it’s not how hard you work, it’s how smart you work” doesn’t apply at Stone Ridge. It’s how hard you work.

I’ve never really viewed myself as particularly talented. Where I excel is ridiculous, sickening work ethic. The only thing I see that is distinctly different about me is: I’m not afraid to die on a treadmill. I will not be outworked, period. You might have more talent than me, you might be smarter than me, you might be sexier than me. You might be all of those things. You got it on me in nine categories. But if we get on the treadmill together, there’s two things: You’re getting off first, or I’m going to die. It’s really that simple.

- Will Smith (>$10 billion in global box office sales)

On May 9th, revelations about internal violations at Lending Club, and the CEO’s resignation, shook the nascent alternative lending industry to its foundation. At the time of the announcement, Stone Ridge had

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$1.3 billion of initial investor capital lined up for the imminent launch of LENDX, our alternative lending fund. Because Lending Club was slated to be one of LENDX’s eight important platform relationships at launch, the entire LENDX PM team immediately decided to visit Lending Club in person and re-underwrite their entire organization. In parallel, we arranged calls with every RIA firm investing in LENDX to share our diligence game plan and answer questions. We considered hosting one big, investor group call – far easier and more efficient for us – but ultimately rejected that approach. Instead, 74 separate back-to-back client calls over two days tested our endurance (and vocal cords), but provided our investors with the individual attention they deserve. Our team then flew out to Lending Club’s San Francisco offices to dig in, prepared to walk away from the relationship.

In San Francisco, we insisted on structuring the meetings as “one executive at a time” including, separately, the 1) Chairman, 2) CEO, 3) Head of Audit/CCO, 4) General Counsel, 5) CFO, 6) CIO, and 7) Head of Credit. Each of those sessions was intense and our overall process was appropriately invasive. In the end, we came away more impressed, not less, with Lending Club’s culture of compliance, controls, and operational excellence.

We followed up our trip by calling those same 74 investors to review our diligence findings in detail. On those calls, we also shared that, based in part on what we learned in diligence, Stone Ridge would be doubling its own investment in LENDX. We then proceeded to buy $955 million of Lending Club loans between June and late-December.

Today, the folks at Lending Club are back on their feet and thriving. We are proud to have played a part, especially during their darkest hour. And, since its inception June 1, LENDX is up materially at a time when traditional fixed income and muni exposure – what LENDX replaced in our investors’ portfolios – destroyed wealth.1

The turn of events at Lending Club tested whether or not we were willing to die on a treadmill. We were. Our team proved its burst capacity for very hard work, gave LENDX life, and, in seven short months, enabled 130,000 loan recipients to bet on themselves – the most American of all traits – propelling our economy forward.

WORK DEEP

Hard work is a necessary, but not sufficient condition for successful productivity at Stone Ridge. Focus, a core principle of our firm, is equally critical. Now in our fifth year, we’ve only done three things: reinsurance, variance risk premium, and alternative lending. That pace feels good to me. Innovative breakthroughs – never guaranteed – require intense concentration without distraction for long periods of time. Simplicity helps. So does saying no to virtually all new opportunities.

In Deep Work, the brilliant Cal Newport contrasts Shallow Work and Deep Work:

Shallow Work: non-cognitively demanding, logistical style tasks, often performed while distracted. These efforts tend to not create much new value in the world and are easy to replicate.

Deep Work: professional activities performed in a state of distraction-free concentration that push your cognitive capabilities to their limit. These efforts create new value, improve your skill, and are hard to replicate.

Popular culture is shifting shallow. Social media, 500 TV channels, ceaseless FOMO. Work culture is also shifting shallow. IM, Slack, email, the incessant “need” to always be connected, responding to irrelevancies within seconds. However, the shift shallow creates opportunity for those willing to resist and train in depth.

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We train in depth at Stone Ridge. I wake up every day between 4am and 5am to be in quiet, pursuing mastery of professional tasks I love. I’m not on social media – no Facebook, no Instagram, no LinkedIn. I don’t use voicemail and my sporadic use of email comes at the cost of occasionally missing important messages that roll off the screen. But the reward is more time in a flow state, cultivating craftsmanship, teetering on creativity.

Deep Work requires bravery. There’s an uneasiness that surrounds any effort to produce the best you’re capable of producing – what if it’s not good enough? In 2015, on the back of early morning Deep Work sessions, we introduced the concept of Antifragile at Stone Ridge and, in 2016, we built upon it. Coined by Nassim Taleb, something Antifragile goes beyond resiliency, which means surviving shocks. For something Antifragile, shocks actually make it stronger. Firms are fragile. Could Stone Ridge become Antifragile? For our reinsurance franchise, the solution is SRPEX.

In 2016, the Stone Ridge Post-Event Reinsurance Fund (SRPEX) went from concept to reality. SRPEX activates and takes in client assets only after industry-changing disasters, the same kind of “CNN events” that will cause our Reinsurance Funds to have material drawdowns. Historically, such industry-changing events (e.g., devastating hurricanes Dennis, Emily, Katrina, Rita, and Wilma occurred during four consecutive months in 2005) have caused post-event reinsurance yields to increase considerably the following renewal season. Upon triggering, SRPEX will be the sole channel to access the Stone Ridge Reinsurance Funds. SRPEX, available only to existing clients at the time of its activation, does not charge additional management fees or expenses.2

How can a fund with no assets, charging no fees, help a firm, its clients, and its reinsurance partners become Antifragile? For clients, SRPEX means access to valuable post-event capacity with the largest global reinsurers, so long-term wealth creation becomes Antifragile. For our reinsurance partners, SRPEX means balance sheet security and the ability to play post-event offense, so their capital structure becomes Antifragile. For Stone Ridge, SRPEX means post-event AUM goes up, not down, so our firm becomes Antifragile. Working deep, Stone Ridge conceived of and created SRPEX, which currently has $2 billion of investor capital lined up, waiting for the opportunity.

WORK GRATEFULLY

Gratitude has been a foundational element of Stone Ridge since its inception, but this year it soaked even deeper into the cracks of the organization. My personal philosophy on gratitude mirrors my philosophy on sweeping the floor. Just because I’ve done it once, doesn’t mean my floor is clean forever. Every day the dust comes back and every day I must sweep. Every day we must be grateful.

Practicing gratitude – really, actually practicing it – helps keep our feet on the ground in the face of accelerating business success. Everyone experiences failures and adversity. We’re all subject to the rules of gravity and averages. However, our team doesn’t let externals determine value. It’s on us. We let the satisfaction of doing great work be enough, period.

The reality is that lack of gratitude – ego – is the enemy of what we want and what we have. Of mastering a craft. Of real creative insight. Of working well with others. Of building loyalty and support. Of repeating and retaining success. Ego repulses advantages and opportunities. It’s a magnet for enemies and errors.

Gratitude and sobriety – staying in command of ourselves – is the counterweight that can balance success. Especially as things keep getting better. It requires a strong constitution to withstand repeated attacks of prosperity and not change. At Stone Ridge, one of our best defenses is staying radically private. We fight the impulse to seek recognition because talking and doing compete for the same resources. We’ve had a “no press policy” since the firm’s founding, which I consider a sustainable

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business advantage. Unpretentiousness will remain a cornerstone of our culture. If we want to live happy, let’s live hidden. We can simply be grateful in private.

HEALTH WARNING: WHAT WE DO IS VERY RISKY

2016 was far from a smooth ride and, given the diversity of our risk exposures, no year ever will be. Our reinsurance portfolios took many hits in 2016, including the Fort McMurray wildfires, Hurricane Matthew, and a magnitude 7.8 earthquake in New Zealand. Our Variance Risk Premium (VRP) franchise suffered from three material volatility spikes due to the worst first six calendar weeks for US equity markets in history, Brexit, and the US election. Yet across all products, Stone Ridge delivered ten positive months and $670 million of trading profits in 2016.

Since inception, 44 of our 47 months have been profitable. That’s absolutely unsustainable. Our performance since inception materially understates the true risk of our strategies. In particular, historical volatility is an often misleading and always incomplete measure of risk for any strategy, but especially for those involving insurance-related investments. Do not get lulled into a false sense of security when looking at the consistency of our past results. In future years, there will be tragic earthquakes and hurricanes. There will be market crashes and credit crises. Our risk management goal is to have a very bad quarter or year, not a bad decade.

Stone Ridge is most proud of the 50/50 partnership we have with you, our clients. We are on the path together. You contribute the capital necessary to sustain and propel groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together it works. In that spirit, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2017.

Sincerely,

Ross L. Stevens

Founder, CEO

1.	Traditional Fixed Income is referring to Barclays US Aggregate Index, which is a broad-based benchmark measuring investment grade USD denominated fixed-rate taxable bond market. This is widely recognized to be a key fixed income benchmark. Muni exposure is referring to Bloomberg Barclays US Municipal Bonds index, which tracks USD denominated long-term tax exempt bond market. It is not possible to invest in an index.

In the time period referenced (June 1 – December 27, 2016), the Barclays US Aggregate index returned -2.64% and the Barclays US Municipal Bond index returned -4.66%. The LENDX return during the period of this report (inception on June 1, 2016 to October 31, 2016) is 7.25%.

There are a number of differences between LENDX, on the one hand, and the Barclays US Aggregate and Barclays US Municipal Bond indices, on the other hand. LENDX invests in alternative lending securities, while the Barclays US Aggregate index is focused on investment grade Treasuries, government and corporate bonds, and Mortgage/Asset/or Commercial Mortgage backed securities, and the Barclays US Municipal Bond index is focused only on municipal bonds. The risks and liquidity of the different assets are different. For example, alternative lending securities may be impacted more by macroeconomic conditions, whereas government and corporate bonds may be impacted more by the financial condition of the specific borrower. Alternative lending securities may be less liquid than the debt securities tracked by the Barclays US Aggregate and Barclays US Municipal Bond indices. The tax treatment may also be different among the different securities. LENDX has 3.78% gross expense ratio while the indices are not investable and do not have fees or expenses. LENDX is an interval fund and has quarterly liquidity.

2.

The Adviser has agreed to permanently waive all management fees payable by the Fund that are attributable to assets of the Fund invested in SRRIX. In addition, at least through the one-year anniversary of the date the Fund commences investment operations, the Adviser has agreed to pay or otherwise bear operating and other expenses of the Fund (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short

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dividend expense; acquired fund fees and expenses (including all fees and expenses of the Reinsurance Interval Fund); taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the total annualized amount of such expenses to 0.00% of the average daily net assets of the Fund. The total expense ratio of SRPEX is therefore expected to simply be the expense ratio of SRRIX.

Standardized returns as of most recent quarter-end (9/30/2016): for Stone Ridge Alternative Lending Risk Premium Fund (LENDX) since inception (6/1/2016)=6.73%; for Stone Ridge All Asset Variance Risk Premium Fund (AVRPX) 1Yr=4.47%; since inception (4/13/2015)=4.68%; for Stone Ridge Reinsurance Risk Premium Interval Fund (SRRIX) 1Yr=9.23%; since inception (12/9/2013)=8.69%; for Stone Ridge Reinsurance Risk Premium Fund (SREIX) 1Yr=6.52%; since inception (2/1/2013)=6.31%; for Stone Ridge High Yield Reinsurance Risk Premium Fund (SHRIX) 1Yr=6.95%; since inception (2/1/2013)=7.21%; for Barclays US Aggregate 1Yr=5.19%, 5Yr=3.08%, 10Yr=4.79%; for Bloomberg Barclays US Municipal Bond Index 1Yr=5.56% 5Yr=4.48%, 10Yr=4.74%; for S&P500 1Yr=15.42%, 5Yr=16.35%, 10Yr=7.23%; for Stone Ridge U.S. Large Cap Variance Risk Premium Fund (VRLIX) 1Yr=6.96%, since inception (5/1/2013)=7.08%; for Stone Ridge U.S. Small Cap Variance Risk Premium Fund (VRSIX) 1Yr=5.51%, since inception (5/1/2013)=5.62%; for Stone Ridge International Developed Markets Variance Risk Premium Fund (VRFIX) 1Yr=2.20%, since inception (2/11/14)=0.56%; for Stone Ridge Emerging Markets Variance Risk Premium Fund (VRMIX) 1Yr=5.14%, since inception (2/11/14)=-2.35%; for Stone Ridge US Variance Risk Premium Master Fund (VRPIX) 1Yr=6.35%, since inception (5/22/2013)=6.12%; for Stone Ridge International Variance Risk Premium Master Fund (VRIIX) 1Yr=2.95%, since inception (2/11/2014)=-0.72%; for Stone Ridge Global Equity Variance Risk Premium Fund (VRGIX) 1yr=4.66%, since inception (11/14/2014)=0.89%. Results for all Funds reflect the reinvestment of dividends and other earnings, and are net of management fees and other expenses. Results for all indices reflect the reinvestment of dividends are not net of management fees and other expenses. As a result of economic incentives received from platforms that may not be repeated, June performance for LENDX was unusually strong and should not be extrapolated to future months.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end for all the Funds may be obtained by calling 855-609-3860. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Performance reflects management fees and other Fund expenses.

LENDX, AVRPX, SRRIX, and SPREX are closed-end interval funds. The rest of the funds are open-end funds.

Gross expense ratios as stated in the relevant prospectus: SRRIX 2.42%, SREIX 1.65%, SHRIX 1.69%, AVRPX 2.73%, VRLIX 1.54%, VRSIX 1.56%, VRFIX 1.94%, VRMIX 2.09%, VRPIX 1.67%, VRIIX 2.44%, VRGIX 2.22%, LENDX 3.78%. Please see the financial highlights section of each Fund’s shareholder report for more recent expense ratios.

The Stone Ridge Funds consist of the Stone Ridge Reinsurance Risk Premium Fund (the “Reinsurance Fund”), the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge Post-Event Reinsurance Fund (the “Post-Event Fund”), the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Reinsurance Interval Fund” and, together with the Reinsurance Fund, the High Yield Reinsurance Fund, and the Post-Event Fund the “Reinsurance Funds”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, together with the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge International Developed Markets Variance Risk Premium

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Fund (the “Developed Markets VRP Fund”), the Stone Ridge Emerging Markets Variance Risk Premium Fund (the “Emerging Markets VRP Fund”), the Stone Ridge International Variance Risk Premium Master Fund (the “International VRP Master Fund”), the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global VRP Master Fund” and, together with the Developed Markets VRP Fund, the Emerging Markets VRP Fund, and the International VRP Master Fund, the “International VRP Funds”), the Stone Ridge All Asset Variance Risk Premium Fund (the “AVRPX Fund” and, together with the U.S. VRP Funds and the International VRP Funds, the “VRP Funds”) and the Stone Ridge Alternative Lending Risk Premium Fund (the “Alternative Lending Fund” and, together with the Reinsurance Funds and the VRP Funds, the “Funds”).

The Funds are sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ risks and investment objectives, as an investment in the Funds may not be appropriate for all investors and the Funds are not designed to be a complete investment program. There can be no assurance that the Funds will achieve their investment objectives. An investment in the Funds involves a high degree of risk. It is possible that investing in a Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund, an investor should read the discussion of the risks of investing in the Fund in the relevant prospectus.

Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks, as does all investing. Principal loss is possible.

Derivatives are financial contracts the value of which depends on, or is derived from, the underlying security or other reference asset. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. A Fund may invest in derivatives to generate income from premiums, for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by a Fund. A Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying investments involves the risk that, if the volatility of the underlying investments is greater than expected, the Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events.

The use of derivatives can lead to losses because of adverse movements in the price or value of the reference instrument, due to failure of a counterparty or due to tax or regulatory constraints.

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Derivatives may create economic leverage in a Fund, which magnifies the Fund’s exposure to the reference instrument and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing a Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the reference instrument.

Successful options strategies may require the anticipation of future movements in securities prices or other economic factors of the underlying investments. No assurances can be given that the Adviser’s judgment in this respect will be correct. When a call option is exercised, potential losses on written covered call options can be equal to the appreciation of the underlying security in excess of the option exercise price. When a put option is exercised, a Fund may be required to take delivery of an underlying instrument that it does not want to have in its portfolio, while paying a price for that security in excess of its current market price, or to make a cash payment equal to any depreciation in the value of the underlying instrument below the strike price of the put option. Accordingly, the potential losses from writing options can be substantial.

The value of equity instruments to which a Fund is exposed may fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. The equity securities of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.

The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of equity securities issued by large-capitalization companies may not rise to the same extent as the value of equity securities issued by small or mid-cap companies under certain market conditions or during certain periods.

Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including differences in accounting, auditing and financial standards; less government supervision and regulation; currency risk; risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments; less publicly available information; less volume in foreign markets; increased costs of transacting in foreign markets. These risks are heightened in emerging markets.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the

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geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The industry uses the models of two independent risk modeling firms, RMS and AIR. Some firms may use their own internal, proprietary risk models in addition to RMS and AIR models. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Every cat bond and quota share trade comes with a set of risk analytics and statistics. Cat bonds are all modeled by either RMS or AIR and the full set of risk statistics are provided in the offering circular. Quota shares are all modeled by RMS, AIR and/or the sponsor, and all the risk statistics are also provided.

Expected loss refers to the estimated annual loss as a percentage of the principal. This is calculated by the risk modeling firms using the results of thousands or millions of simulations. Median loss is a related term that refers to the estimated median loss in the thousands or millions of simulations that the risk modeling firms run for an asset or portfolio.

The value of the Alternative Lending Fund’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, the Alternative Lending Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Alternative Lending Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. If the Alternative Lending Fund were unable to recover unpaid principal or interest due, this would cause the Alternative Lending Fund’s net asset value to decrease. Many of the Alternative Lending Fund’s investments are associated with loans that are unsecured obligations of borrowers. This means that they are not secured by any collateral, not insured by any third party, not backed by any governmental authority in any way and, except in the case of certain loans to businesses, not guaranteed by any third party. The Alternative Lending Fund generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. Even if a loan in which the Alternative Lending Fund has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the defaulting loan. It is possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral. The Alternative Lending Fund may have limited knowledge about the underlying loans and will be dependent upon the platform for information regarding underlying loans. Although the Alternative Lending Fund conducts diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Alternative Lending Fund, which the Fund will observe directly as payments are received. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness

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subsequent to the making of a particular loan. Although the Alternative Lending Fund conducts diligence on the credit scoring methodology used by platforms from which the Fund purchases alternative lending-related securities, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not independently diligence or confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

In general, the value of a debt security is likely to fall as interest rates rise. Below-investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The Alternative Lending Fund’s investments in securitization vehicles or other special purpose entities that hold alternative lending-related securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments.

The Alternative Lending Fund may invest directly or indirectly in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Alternative Lending Fund. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which the Fund may invest and it may be difficult for the servicer to pursue borrowers who borrow through non-U.S. platforms. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Alternative Lending Fund. The Alternative Lending Fund’s investments in foreign securities may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies. The Alternative Lending Fund’s exposure to alternative lending-related securities issued by foreign issuers may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. As described further under “Currency Risk,” fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Alternative Lending Fund’s investments in alternative lending-related securities of foreign issuers. The Alternative Lending Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.

Some Funds may obtain financing to make investments and may obtain leverage through derivative instruments or asset-backed securities that afford the Fund economic leverage. Therefore, such Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

The Funds may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund would like or at the price that a Fund believes the security is currently worth.

Each Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. In order to qualify for such treatment, a Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. A Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s ability to qualify for such treatment.

If, in any year, a Fund were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the prospectus.

The Reinsurance Funds, the International VRP Funds, the AVRPX Fund and the Alternative Lending Fund are classified as non-diversified under the 1940 Act. Accordingly, these Funds may invest a greater portion of their assets in the securities of a single issuer than if they were “diversified” funds. To the extent that these Funds invest a higher percentage of their assets in the securities of a single issuer, they are subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

The AVRPX Fund and the Alternative Lending Fund each has a limited history of operations and is designed for long-term investors and not as a short-term trading vehicle.

The Post-Event Fund is a newly organized closed-end management investment company with no history of operations and is designed for long-term investors and not as a short-term trading vehicle. The Reinsurance Interval Fund has a limited history of operations and commenced investment operations on December 9, 2013.

Diversification does not assure a profit or protect against a loss in a declining market.

The Reinsurance Interval Fund, the AVRPX Fund, the Alternative Lending Fund and the Post-Event Fund have an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for the Reinsurance Interval Fund, the Alternative Lending Fund and the Post-Event Fund and 10% for the AVRPX Fund. In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed and the Funds do not currently intend to list their shares for trading on any national securities exchange. There is not expected to be any secondary trading market in

Stone Ridge Funds	Annual Report	October 31, 2016

Shareholder Letter

these shares. The shares are, therefore, not marketable. Even though the Funds will make quarterly repurchase offers to repurchase a portion of the shares to try to provide liquidity to shareholders, you should consider the shares to be illiquid.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision.

Opinions expressed are subject to change at any time, and are not guaranteed and should not be considered investment advice.

Return on equity (ROE): A measure of a corporation’s profitability. Represents average return on equity on the securities in the portfolio, not the actual return on equity on the portfolio.

P&L: stands for “profit and loss”

RIA: stands for “Registered Investment Adviser”

AUM: stands for “Assets Under Management”

FOMO: stands for “Fear of Missing Out”

IM: stands for “instant messaging”

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest in an index.

The “Work Gratefully” section is inspired by Ego is the Enemy, by Ryan Holiday, select phrases used with permission of the author.

This information is intended for the shareholders of the Funds and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company, and it may be obtained by calling 855-609-3860. Read it carefully before investing. You can obtain the Funds’ most recent periodic reports and certain other regulatory filings by calling 855-609-3860 or visiting www.stoneridgefunds.com.

The Stone Ridge Funds are distributed by Quasar Distributors, LLC.

Stone Ridge Funds	Annual Report	October 31, 2016

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2016 (Unaudited)

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2017	$98,654,590	2.8%

2018	226,725,435	6.5%

2019	271,009,854	7.8%

2020	54,823,217	1.6%

2021	128,078,036	3.7%

2022	2,141,185	0.1%

2023	10,725,616	0.3%

2034	4,049,789	0.1%

Not Applicable(1)	2,648,736,045	75.7%

Other(2)	50,631,544	1.4%
	$3,495,575,311

(1)	Preference shares and private fund units do not have maturity dates.
(2)	Cash, cash equivalents, short-term investments and other assets less liabilities

FUND PERFORMANCE DATA (Unaudited)

Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2016)
	1-year period ended 10/31/2016	Since Inception (12/9/13)
Stone Ridge Reinsurance Risk Premium Interval Fund	7.83%	8.49%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.31%	0.12%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Stone Ridge Reinsurance Risk Premium Interval Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-linked securities. For the twelve months ended October 31, 2016, the Fund’s total returns were 7.83%. The Fund’s performance is largely based on the occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-linked securities. The Fund’s exposures span many different regions and types of events covered. There were a number of natural and non-natural catastrophes around the world (for example the Alberta wildfire, Hurricane Matthew, and earthquakes in Japan and Ecuador) that did negatively impact certain of the Fund’s risk exposures, and therefore negatively impacted Fund performance. However, due in part to the breadth of the Fund’s risk exposures, the Fund’s performance was positive overall because premiums and coupons collected were greater than the losses incurred.

The accompanying footnotes are an integral part of these Consolidated Schedule of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
EVENT-LINKED BONDS - 13.2%

Australia - 0.1%

Multiperil - 0.1%
RW0005 (L1-1) 86.185%, 07/03/2017 (a)(b)(c)(d)(e) (Cost: $2,704,127; Acquisition Date: 06/14/2016)	AUD 5,600,000	$2,395,696

China - 0.1%

Earthquake - 0.1%
Panda Re 2015-1 4.334%, 06/30/2018 (a)(b)(c) (Cost: $2,935,000; Acquisition Date: 06/26/2015)	$2,935,000	2,936,291

Global - 4.2%

Mortality/Longevity - 0.7%
Chesterfield Re 2014-1 4.500%, 12/15/2034 (c) (Cost: $4,028,388; Acquisition Date: 12/11/2014)	4,028,388	4,049,789
Vitality Re VI Class B 2.384%, 01/08/2018 (a)(b)(c)(j) (Cost: $19,000,000; Acquisition Date: 01/25/2015)	19,000,000	18,980,050

		23,029,839

Multiperil - 3.2%
Atlas IX 2015-1 8.291%, 01/07/2019 (a)(b)(c) (Cost: $8,516,000; Acquisition Date: 02/25/2015)	8,516,000	8,686,320
Galileo Re 2015-1 Class A 13.784%, 01/08/2018 (a)(b)(c) (Cost: $21,442,098; Original Acquisition Date: 01/29/2015)	21,320,000	22,068,332
Galileo Re 2016-1 Class A 13.784%, 01/08/2019 (a)(b)(c) (Cost: $4,382,000; Acquisition Date: 01/20/2016)	4,382,000	4,584,229
Galileo Re 2016-1 Class B 9.284%, 01/08/2019 (a)(b)(c) (Cost: $4,382,000; Acquisition Date: 01/20/2016)	4,382,000	4,545,010
Galileo Re 2016-1 Class C 7.284%, 01/08/2019 (a)(b)(c) (Cost: $4,383,000; Acquisition Date: 01/20/2016)	4,383,000	4,506,162
IBRD Re 2014-1 7.286%, 06/07/2017 (a)(b)(c) (Cost: $5,000,000; Acquisition Date: 06/25/2014)	5,000,000	5,069,000
Kilimanjaro Re 2014-1 Class B 4.784%, 04/30/2018 (a)(b)(c) (Cost: $14,504,000; Acquisition Date: 04/17/2014)	14,504,000	14,784,652

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 3.2% (continued)
Kilimanjaro Re 2015-1 Class E 7.034%, 12/06/2019 (a)(b)(c) (Cost: $3,003,966; Acquisition Date: 05/06/2016)	$2,966,000	$3,075,149
Loma Re 2013-1 A 9.654%, 01/08/2018 (a)(b)(c) (Cost: $335,000; Acquisition Date: 12/20/2013)	335,000	346,876
Loma Re 2013-1 B 12.024%, 01/08/2018 (a)(b)(c) (Cost: $1,005,000; Acquisition Date: 12/20/2013)	1,005,000	1,040,225
Loma Re 2013-1 C 18.024%, 01/08/2018 (a)(b)(c) (Cost: $1,739,000; Acquisition Date: 12/20/2013)	1,739,000	1,836,384
Queen Street XII 6.337%, 04/08/2020 (a)(b)(c) (Cost: $6,537,000; Acquisition Date: 05/13/2016)	6,537,000	6,617,732
Resilience Re Series 1642B 11.070%, 04/07/2017 (a)(b)(c)(d) (Cost: $26,640,055; Acquisition Date: 04/07/2016)	29,589,000	29,159,960
VenTerra Re 2013-1 A 4.034%, 01/09/2017 (a)(b)(c)(j) (Cost: $4,130,199; Original Acquisition Date: 12/20/2013)	4,128,000	4,138,114

		110,458,145

Other - 0.3%
Operational Re 5.500%, 04/08/2021 (a)(c) (Cost: $10,043,898; Acquisition Date: 05/19/2016)	CHF 9,953,000	9,996,250

Windstorm - 0.0%
Queen Street X Re Ltd 6.034%, 06/08/2018 (a)(b)(c) (Cost: $1,721,000; Acquisition Date: 03/25/2015)	$1,721,000	1,732,445

		145,216,679

Japan - 0.5%

Earthquake - 0.4%
Kizuna Re II Class A 2.534%, 04/06/2018 (a)(b)(c)(j) (Cost: $2,504,915; Acquisition Date: 01/28/2015)	2,500,000	2,504,250
Nakama Re 2.784%, 04/13/2018 (a)(b)(c)(j) (Cost: $1,506,010; Acquisition Date: 01/12/2015)	1,500,000	1,505,250
Nakama Re 2014-2 Class 1 2.409%, 01/16/2019 (a)(b)(c)(j) (Cost: $1,001,394; Acquisition Date: 01/15/2015)	1,000,000	999,450

The accompanying footnotes are an integral part of this Consolidated Schedule of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Earthquake - 0.4% (continued)
Nakama Re 2016-1 Class 2 4.118%, 10/13/2021 (a)(b)(c) (Cost: $10,170,000; Acquisition Date: 09/21/2016)	$10,170,000	$10,167,966

		15,176,916

Windstorm - 0.1%
Aozora Re 2016-1 A 3.278%, 04/07/2020 (a)(b)(c) (Cost: $2,101,000; Acquisition Date: 03/23/2016)	2,101,000	2,125,687

		17,302,603

United States - 8.3%

Earthquake - 0.7%
Golden State Re II 2.484%, 01/08/2019 (a)(b)(c)(j) (Cost: $5,400,000; Acquisition Date: 09/10/2014)	5,400,000	5,376,240
Merna Re 2015-1 2.284%, 04/09/2018 (a)(b)(c)(j) (Cost: $2,522,000; Acquisition Date: 03/16/2015)	2,522,000	2,528,431
Merna Re 2016-1 2.534%, 04/08/2019 (a)(b)(c) (Cost: $2,119,000; Acquisition Date: 03/24/2016)	2,119,000	2,134,681
Ursa Re 2015-1 5.000%, 09/21/2018 (a)(b)(c)(j) (Cost: $15,000,000; Acquisition Date: 09/10/2015)	15,000,000	15,305,250

		25,344,602

Multiperil - 3.8%
Caelus Re IV 2016-1 5.784%, 03/06/2020 (a)(b)(c) (Cost: $20,182,000; Acquisition Date: 02/23/2016)	20,182,000	21,076,063
East Lane Re VI 2.934%, 03/14/2018 (a)(b)(c)(j) (Cost: $14,443,000; Acquisition Date: 03/03/2014)	14,443,000	14,601,151
East Lane VI 2015-1 3.674%, 03/13/2020 (a)(b)(c)(j) (Cost: $13,213,000; Acquisition Date: 03/02/2015)	13,213,000	13,555,217
Espada Re 2016-1 20 5.750%, 06/06/2020 (a)(b)(c) (Cost: $3,215,000; Acquisition Date: 02/12/2016)	3,215,000	3,258,402
PennUnion Re 2015-1 4.784%, 12/07/2018 (a)(b)(c) (Cost: $4,671,000; Acquisition Date: 10/05/2015)	4,671,000	4,775,630
Residential Re 2012-2 Class 1 4.784%, 12/06/2018 (a)(b)(c) (Cost: $2,961,338; Acquisition Date: 09/23/2016)	2,950,000	2,954,720

	PRINCIPAL AMOUNT	FAIR VALUE
Multiperil - 3.8% (continued)
Residential Re 2013-2 1 20.284%, 12/06/2017 (a)(b)(c) (Cost: $1,989,801; Acquisition Date: 05/03/2016)	$1,977,000	$2,074,466
Residential Re 2014-1 10 15.364%, 06/06/2018 (a)(b)(c) (Cost: $10,338,000; Acquisition Date: 05/22/2014)	10,338,000	10,704,482
Residential Re 2014-1 13 3.894%, 06/06/2018 (a)(b)(c) (Cost: $2,859,000; Acquisition Date: 05/22/2014)	2,859,000	2,904,458
Residential Re 2015-1 Class 10 11.254%, 06/06/2019 (a)(b)(c) (Cost: $8,197,000; Acquisition Date: 05/21/2015)	8,197,000	8,427,745
Residential Re 2015-1 Class 11 6.244%, 06/06/2019 (a)(b)(c) (Cost: $8,915,000; Acquisition Date: 05/21/2015)	8,915,000	9,234,157
Residential Re 2016-1 10 11.784%, 06/06/2023 (a)(b)(c) (Cost: $4,609,000; Acquisition Date: 04/28/2016)	4,609,000	4,756,949
Residential Re 2016-1 11 5.034%, 06/06/2023 (a)(b)(c) (Cost: $5,926,000; Acquisition Date: 04/28/2016)	5,926,000	5,968,667
Riverfront Re 2014 4.284%, 01/06/2017 (a)(b)(c) (Cost: $4,022,000; Acquisition Date: 03/20/2014)	4,022,000	4,024,011
Sanders Re 2014-1 D 4.154%, 05/28/2019 (a)(b)(c)(j) (Cost: $21,295,000; Acquisition Date: 05/07/2014)	21,295,000	21,700,670
Sanders Re 2014-2 4.054%, 06/07/2017 (a)(b)(c) (Cost: $1,995,701; Acquisition Date: 04/27/2016)	1,992,000	2,008,036
Skyline Re 2014-1 A 14.284%, 01/23/2017 (a)(b)(c) (Cost: $2,166,000; Acquisition Date: 01/22/2014)	2,166,000	2,197,082

		134,221,906

Windstorm - 3.8%
Alamo Re 2015-1 Class A 6.064%, 06/07/2018 (a)(b)(c)(j) (Cost: $5,373,349; Original Acquisition Date: 05/06/2015)	5,268,000	5,480,037
Alamo Re 2015-1 Class B 4.904%, 06/07/2018 (a)(b)(c)(j) (Cost: $1,063,550; Original Acquisition Date: 05/06/2015)	1,059,000	1,106,549
Alamo Re Ltd. 5.484%, 06/07/2017 (a)(b)(c) (Cost: $892,000; Acquisition Date: 06/18/2014)	892,000	908,591

The accompanying footnotes are an integral part of this Consolidated Schedule of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	FAIR VALUE
Windstorm - 3.8% (continued)
Citrus Re 2014-1 5.294%, 04/18/2017 (a)(b)(c)(j) (Cost: $944,000; Acquisition Date: 04/10/2014)	$944,000	$950,891
Citrus Re 2014-2 4.584%, 04/24/2017 (a)(b)(c)(j) (Cost: $1,483,000; Acquisition Date: 04/17/2014)	1,483,000	1,496,866
Citrus Re 2015-1 Class A 5.424%, 04/09/2018 (a)(b)(c) (Cost: $8,501,000; Acquisition Date: 04/01/2015)	8,501,000	8,679,096
Citrus Re 2015-1 Class B 7.244%, 04/09/2018 (a)(b)(c) (Cost: $17,253,000; Acquisition Date: 04/01/2015)	17,253,000	17,727,458
Citrus Re 2015-1 Class C 9.314%, 04/09/2018 (a)(b)(c) (Cost: $5,319,000; Acquisition Date: 04/01/2015)	5,319,000	5,523,250
Citrus Re 2016-1 D-50 7.784%, 02/25/2019 (a)(b)(c) (Cost: $10,257,000; Acquisition Date: 02/19/2016)	10,257,000	10,749,849
Citrus Re 2016-1 E-50 10.784%, 02/25/2019 (a)(b)(c) (Cost: $8,548,000; Acquisition Date: 02/19/2016)	8,548,000	8,994,206
Cranberry Re 2015-1 4.144%, 07/06/2018 (a)(b)(c)(j) (Cost: $5,044,000; Acquisition Date: 04/23/2015)	5,044,000	5,185,736
Everglades Re 2014 7.394%, 04/28/2017 (a)(b)(c) (Cost: $17,758,000; Acquisition Date: 04/24/2014)	17,758,000	18,128,254
Everglades Re II 2015-1 5.514%, 05/03/2018 (a)(b)(c)(j) (Cost: $10,000,000; Acquisition Date: 04/30/2015)	10,000,000	10,203,000
Gator Re 2014 6.554%, 01/09/2017 (a)(b)(c) (Cost: $13,724,000; Acquisition Date: 03/04/2014)	13,724,000	12,914,284
Kilimanjaro Re 2014-1 Class A 5.034%, 04/30/2018 (a)(b)(c) (Cost: $9,740,000; Acquisition Date: 04/17/2014)	9,740,000	9,920,190
Manatee Re 2015-1 5.284%, 12/22/2017 (a)(b)(c)(j) (Cost: $4,571,000; Acquisition Date: 03/23/2015)	4,571,000	4,621,052
Manatee Re 2016-1 A 5.250%, 03/13/2019 (a)(b)(c) (Cost: $1,444,000; Acquisition Date: 03/02/2016)	1,444,000	1,466,671

	PRINCIPAL AMOUNT	FAIR VALUE
Windstorm - 3.8% (continued)
Manatee Re 2016-1 C 16.250%, 03/14/2022 (a)(b)(c) (Cost: $2,165,000; Acquisition Date: 03/02/2016)	$2,165,000	$2,141,185
Pelican Re 2013-1 A 6.284%, 05/15/2017 (a)(b)(c)(j) (Cost: $8,059,906; Original Acquisition Date: 08/26/2014)	8,000,000	8,166,800

		134,363,965

		293,930,473

TOTAL EVENT-LINKED BONDS (Cost $451,893,695)		461,781,742

PARTICIPATION NOTES - 9.6%

Global - 9.6%

Multiperil - 9.6%
Eden Re II 2015-1 04/19/2018 (a)(e)(f)(g) (Cost: $0; Acquisition Date: 03/19/2015)	—	2,273,816
Eden Re II 2016-1 04/23/2019 (a)(c)(e)(h) (Cost: $160,772,850; Original Acquisition Date: 12/30/2015)	160,757,500	176,529,315
Sector Re V LTD Series 5 Class A 03/01/2020 (a)(f) (Cost: $10,666; Acquisition Date: 04/27/2015)	10,666	159,629
Sector Re V LTD Series 5 Class F 03/01/2020 (a)(f) (Cost: $71,875; Acquisition Date: 04/27/2015)	71,875	1,618,330
Sector Re V LTD Series 5 Class G 03/01/2020 (a)(f) (Cost: $178,324; Acquisition Date: 06/26/2015)	178,324	6,412,157
Sector Re V LTD Series 6 Class A 03/01/2021 (a)(f)(h) (Cost: $106,372; Acquisition Date: 04/25/2016)	106,372	113,265
Sector Re V LTD Series 6 Class B 03/01/2021 (a)(f)(h) (Cost: $2,492,759; Acquisition Date: 04/28/2016)	2,492,759	2,654,290
Sector Re V LTD Series 6 Class F 03/01/2021 (a)(f)(h) (Cost: $11,113,055; Acquisition Date: 04/25/2016)	11,113,055	11,720,939
Sector Re V LTD Series 6 Class G 03/01/2021 (a)(f)(h) (Cost: $88,580,000; Acquisition Date: 04/28/2016)	88,580,000	93,425,326
Silverton Re 2015-1 09/18/2017 (a)(e)(f)(g) (Cost: $0; Acquisition Date: 12/18/2014)	—	401,487
Silverton Re 2016-1 09/17/2018 (a)(e)(f)(h) (Cost: $35,262,500; Acquisition Date: 12/18/2015)	35,000,000	39,117,426

TOTAL PARTICIPATION NOTES (Cost $298,588,401)		334,425,980

The accompanying footnotes are an integral part of this Consolidated Schedule of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
PREFERENCE SHARES - 72.8%

Global - 63.6%

Marine/Energy - 1.6%
Kauai (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $51,394,000; Acquisition Date: 01/07/2016)	51,394	$51,355,591
Victoria (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $4,130,502; Original Acquisition Date: 01/30/2014)	5,159	4,827,595

		56,183,186

Multiperil - 62.0%
Altair Re IV (a)(e)(f)(h) (Cost: $50,000,000; Original Acquisition Date: 01/04/2016)	50,000	53,207,907
Arenal (Artex Segregated Account Company) (a)(e)(f) (Cost: $80,793,023; Original Acquisition Date: 05/07/2015)	77,921	93,747,696
Axis Ventures Re Cell 0002 (a)(e)(f)(h) (Cost: $50,027,044; Original Acquisition Date: 08/29/2014)	1,271,508	48,254,087
Axis Ventures Re Cell 0003 (a)(e)(f)(h) (Cost: $32,044,220; Acquisition Date: 03/05/2015)	412,329	26,946,608
Axis Ventures Re Cell 0004 (a)(e)(f)(h) (Cost: $6,769,900; Acquisition Date: 07/02/2015)	67,699	7,621,485
Axis Ventures Re Cell 0005 (a)(e)(f)(h) (Cost: $42,000,000; Acquisition Date: 01/20/2016)	420,000	46,801,015
Axis Ventures Re Cell 0006 (a)(e)(f)(h) (Cost: $56,000,000; Acquisition Date: 06/28/2016)	560,000	59,985,822
Biscayne (Artex Segregated Account Company) (a)(e)(f) (Cost: $38,714,888; Original Acquisition Date: 04/30/2014)	38,655	44,525,274
Cardinal Re 2015-1 (a)(e)(f) (Cost: $82,493,681; Original Acquisition Date: 07/29/2015)	149	87,895,396
Carlsbad (Artex Segregated Account Company) (a)(f)(h) (Cost: $100; Acquisition Date: 04/01/2014)	100	100
Carlsbad 2 (Artex Segregated Account Company) (a)(e)(f) (Cost: $44,093,236; Original Acquisition Date: 04/28/2014)	132,800	53,107,651
Cumberland (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $20,906,812; Original Acquisition Date: 04/10/2015)	20,626	27,876,481
Decker (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $1,292,643; Acquisition Date: 12/26/2013)	100	3,871,341

	SHARES	FAIR VALUE
Multiperil - 62.0% (continued)
Denali (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $63,579,339; Acquisition Date: 01/05/2015)	75,060	$82,669,133
Emerald Lake (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $225,073,000; Acquisition Date: 12/16/2015)	225,073	248,237,993
Golden (a)(e)(f)(h) (Cost: $16,384,000; Acquisition Date: 07/06/2016)	16,384	17,120,652
Hatteras (Artex Segregated Account Company) (a)(e)(f) (Cost: $70,338,613; Original Acquisition Date: 12/30/2014)	66,356	76,292,629
Hilo (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $5,155,976; Acquisition Date: 06/09/2015)	5,156	6,189,980
Hudson Alexander (Mt. Logan Re) (a)(f) (Cost: $40,000,000; Acquisition Date: 01/02/2014)	40,000	40,714,312
Hudson Charles (Mt. Logan Re) (a)(f) (Cost: $30,000,000; Acquisition Date: 01/02/2014)	30,000	32,973,144
Hudson Charles 2 (Mt Logan Re) (a)(f) (Cost: $13,465,500; Original Acquisition Date: 04/02/2014)	13,466	14,425,647
Hudson Charles 3 (Mt Logan Re) (a)(f) (Cost: $14,650,000; Acquisition Date: 06/19/2014)	14,650	15,699,031
Hudson Paul (Mt. Logan Re) (a)(f) (Cost: $30,000,000; Acquisition Date: 01/02/2014)	30,000	33,479,238
Hudson Paul 3 (Mt Logan Re) (a)(f) (Cost: $8,465,500; Acquisition Date: 04/02/2014)	8,466	9,165,708
Huntington (Mt. Logan Re) (a)(f)(h) (Cost: $22,610,000; Acquisition Date: 08/23/2016)	22,610	23,033,026
Kona (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $5,232,953; Acquisition Date: 07/23/2015)	5,873	6,620,303
Latigo (Artex Segregated Account Company) (a)(e)(f) (Cost: $88,823,064; Original Acquisition Date: 01/06/2014)	358	113,834,959
Leadville (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $22,019,000; Acquisition Date: 06/07/2016)	22,019	24,036,237
LRe 2015 (a)(e)(f) (Cost: $166,276; Acquisition Date: 03/31/2015)	1,663	3,157,929
LRe 2016 (a)(e)(f)(h) (Cost: $49,893,000; Original Acquisition Date: 03/31/2016)	498,930	53,742,170

The accompanying footnotes are an integral part of this Consolidated Schedule of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Multiperil - 62.0% (continued)
Mackinac (Artex Segregated Account Company) (a)(e)(f) (Cost: $21,535,218; Acquisition Date: 02/05/2015)	22,136	$27,652,099
Minnewaska (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $23,713,352; Original Acquisition Date: 05/30/2014)	21,079	31,219,108
Mohonk (Artex Segregated Account Company) (a)(e)(f) (Cost: $76,592,050; Original Acquisition Date: 12/24/2013)	102	81,520,178
Mojave (Artex Segregated Account Company) (a)(f) (Cost: $37,500,000; Acquisition Date: 12/30/2014)	37,500	41,321,726
Mojave 2 (Mt. Logan Re) (a)(f)(h) (Cost: $25,000,000; Acquisition Date: 12/24/2015)	25,000	27,547,817
Mulholland (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $14,411,287; Original Acquisition Date: 12/26/2013)	114	20,471,023
Pranamar (a)(e)(f)(h) (Cost: $57,568,000; Acquisition Date: 07/07/2016)	57,568	60,577,543
Rainier (Mt. Logan Re) (a)(f)(h) (Cost: $15,000,000; Acquisition Date: 01/07/2016)	15,000	15,735,434
Revelstoke (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $14,476,459; Original Acquisition Date: 01/28/2015)	15,350	16,490,601
Rondout (Artex Segregated Account Company) (a)(e)(f) (Cost: $106,140,276; Original Acquisition Date: 06/19/2014)	95,580	128,225,568
Skytop (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $7,918,913; Acquisition Date: 01/09/2014)	100	16,470,329
SR0001 (Horseshoe Re) (a)(e)(f)(h) (Cost: $32,779,746; Original Acquisition Date: 07/10/2015)	1,757	37,964,676
SR0002 (Horseshoe Re) (a)(e)(f)(h) (Cost: $29,041,250; Acquisition Date: 12/30/2015)	29,041,250	31,485,478
SR0003 (Horseshoe Re) (a)(e)(f)(h) (Cost: $16,041,250; Acquisition Date: 12/30/2015)	16,041,250	17,533,680
SR0004 (Horseshoe Re) (a)(e)(f)(h) (Cost: $15,741,250; Acquisition Date: 12/30/2015)	15,741,250	15,918,355
Sugarloaf (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $19,288,000; Acquisition Date: 01/12/2016)	19,288	19,866,466

	SHARES	FAIR VALUE
Multiperil - 62.0% (continued)
Tallgrass (Artex Segregated Account Company) (a)(f) (Cost: $37,500,000; Acquisition Date: 12/30/2014)	37,500	$38,341,305
Turrialba (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $13,721,000; Original Acquisition Date: 03/31/2015)	13,274	16,790,291
Twin Lakes (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $49,532,000; Acquisition Date: 01/04/2016)	49,532	55,341,978
Yellowstone (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $2,078,580; Acquisition Date: 01/08/2014)	100	8,615,182
Yoho (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $97,577,000; Acquisition Date: 05/17/2016)	97,577	102,363,032

		2,166,684,823

		2,222,868,009

United States - 9.2%

Agriculture - 2.6%
Bayswater (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $4,288,755; Acquisition Date: 06/16/2014)	26,899	7,614,833
Demeter Re 2015 Class C (a)(e)(f)(h) (Cost: $20,966; Acquisition Date: 05/20/2015)	45,000	780,335
Demeter Re 2016 Class A (a)(e)(f)(h) (Cost: $20,000,000; Acquisition Date: 06/28/2016)	200,000	21,421,893
Demeter Re 2016 Class C (a)(e)(f)(h) (Cost: $3,000,000; Acquisition Date: 06/28/2016)	30,000	3,162,007
Hanalei (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $46,090,000; Original Acquisition Date: 06/22/2015)	45,313	58,518,994

		91,498,062

Multiperil - 0.2%
SR0005 (Horseshoe Re) (a)(e)(f)(h) (Cost: $7,158,137; Acquisition Date: 04/15/2016)	7,158,137	7,798,633

Windstorm - 6.4%
Fescue (Mt. Logan Re) (a)(f) (Cost: $50,000,000; Acquisition Date: 06/11/2015)	50,000	51,438,020
Fescue 2 (Mt. Logan Re) (a)(f)(h) (Cost: $50,000,000; Acquisition Date: 03/30/2016)	50,000	51,422,045

The accompanying footnotes are an integral part of this Consolidated Schedule of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
Windstorm - 6.4% (continued)
Hermosa (Mt. Logan Re) (a)(f)(h) (Cost: $50,000,000; Acquisition Date: 04/29/2016)	50,000	$51,710,975
Morningside (Artex Segregated Account Company) (a)(e)(f)(h) (Cost: $24,187,825; Acquisition Date: 06/12/2016)	24,187,825	29,476,638
SR0006 (Horseshoe Re Segregated Account) (a)(e)(f)(h) (Cost: $39,381,541; Acquisition Date: 08/09/2016)	39,381,541	37,917,847

		221,965,525

		321,262,220

TOTAL PREFERENCE SHARES (Cost $2,273,799,125)		2,544,130,229

PRIVATE FUND UNITS - 3.0%

Global - 3.0%

Multiperil - 3.0%
Aeolus Property Catastrophe J16 Keystone Fund (a)(e)(f)(h) (Cost: $52,875,903; Acquisition Date: 01/21/2016)	52,876	58,328,513
Aeolus Property Catastrophe MY15 Keystone Fund (a)(e)(f) (Cost: $2,921,000; Acquisition Date: 06/01/2015)	2,921	3,166,844
Aeolus Property Catastrophe MY16 Keystone Fund (a)(e)(f)(h) (Cost: $41,008,329; Acquisition Date: 06/14/2016)	41,008	43,110,459

TOTAL PRIVATE FUND UNITS (Cost $96,805,232)		104,605,816

SHORT-TERM INVESTMENTS - 1.4%

Money Market Fund - 1.4%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.27% (i)	10,100,279	10,100,279

	SHARES	FAIR VALUE
Money Market Fund - 1.4% (continued)
First American Government Obligations Fund - Class Z - 0.24% (i)	13,435,347	$13,435,347
First American Treasury Obligations Fund - Class Z - 0.22% (i)	13,435,347	13,435,347
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.21% (i)	13,435,347	13,435,347

TOTAL SHORT-TERM INVESTMENTS (Cost $50,406,320)		50,406,320

TOTAL INVESTMENTS (Cost $3,171,492,773) - 100.0%		3,495,350,087

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%		225,224

TOTAL NET ASSETS - 100.0%		$3,495,575,311

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)	Foreign issued security. Total foreign securities by country of domicile are $3,440,893,978. Foreign concentration is as follows: Bermuda: 94.2%, Cayman Islands: 3.6%, Ireland: 0.5%, Supranational 0.1%.
(b)	Variable rate security. The rate shown is as of October 31, 2016.
(c)	Security is restricted to resale to institutional investors. The Fund’s Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2016 was $638,311,057 which represented 18.3% of net assets.
(d)	Zero-coupon bond. The rate shown is the yield to maturity.
(e)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $2,422,446,257, which represents 69.3% of net assets.
(f)	Security is restricted to resale. The aggregate value of these securities at October 31, 2016 was $2,806,632,710, which represents 80.3% of net assets.
(g)	Security’s principal was returned in full so the fair value represents the expected future dividend receipt.
(h)	Non-income producing security.
(i)	Rate shown is the 7-day effective yield.
(j)	All or a portion of the security is pledged as collateral for excess mortality swap.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS SOLD	NOTIONAL VALUE	UNREALIZED APPRECIATION
FUTURES CONTRACTS SOLD
Australian Dollar, December 2016 Settlement	392	$29,760,640	$272,561
Euro Fx, December 2016 Settlement	194	26,643,475	762,253
Swiss Franc, December 2016 Settlement	79	9,995,475	241,771
U.S. Treasury 5-Year Note, December 2016 Settlement	22	2,657,531	10,110

TOTAL FUTURES CONTRACTS SOLD		$69,057,121	$1,286,695

The accompanying footnotes are an integral part of this Consolidated Schedule of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Schedule of Investments	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	UNREALIZED DEPRECIATION
FUTURES CONTRACTS PURCHASED
Canadian Dollar, December 2016 Settlement	154	$11,476,850	$(527,005)

TOTAL FUTURES CONTRACTS PURCHASED		$11,476,850	$(527,005)

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	FAIR VALUE

CALL OPTIONS
ILW SWAP, Expires 12/31/2018, Strike Price $3 billion (a)	1	$145,808

TOTAL CALL OPTIONS (Premiums Received $950,000)		145,808

TOTAL WRITTEN OPTIONS (Premiums Received $950,000)		$145,808

(a)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees.

Excess Mortality Swaps

COUNTERPARTY	REFERENCE ENTITY	BUY/SELL PROTECTION	(PAY)/ RECEIVE FIXED RATES	TERMINATION DATE	NOTIONAL VALUE	MAXIMUM POTENTIAL FUTURE PAYMENT	UPFRONT PREMIUM PAID	UNREALIZED APPRECIATION

EXCESS MORTALITY SWAP CONTRACTS
Hannover Re (a)	Custom Mortality Index	Sell	1.00%	Jan 15 2021	$100,000,000	$100,000,000	$—	$47,222

TOTAL EXCESS MORTALITY SWAP CONTRACTS								$47,222

(a)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees.

The accompanying footnotes are an integral part of this Consolidated Schedule of Investments.

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Statement of Assets and Liabilities	October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
ASSETS:
Investments, at fair value(1)	$3,495,350,087
Interest receivable	2,597,852
Dividends receivable	15,574
Receivable for fund shares sold	430,835
Foreign currencies, at value(2)	2,822,915
Unrealized appreciation on swap contracts	47,222
Collateral held at broker	1,663,439
Other assets	79,230
Total assets	3,503,007,154
LIABILITIES:
Options written, at fair value(3)	145,808
Payable to Adviser	5,868,721
Payable for Chief Compliance Officer compensation	1,390
Payable to Trustees	66,523
Accrued service fees	647,450
Payable to Custodian	50,686
Other accrued expenses	651,265
Total liabilities	7,431,843
Total net assets	$3,495,575,311

NET ASSETS CONSIST OF:
Capital stock	$3,304,299,226
Accumulated net investment loss	(130,481,599)
Accumulated net realized loss	(3,710,819)
Unrealized appreciation (depreciation) on:
Investments	325,401,066
Foreign currency translation	(1,543,667)
Futures contracts	759,690
Swap contracts	47,222
Written options	804,192
Total net assets	$3,495,575,311

Net assets	$3,495,575,311
Shares outstanding	326,472,770
Net asset value, offering and redemption price per share	$10.71

(1) Cost of Investments	$3,171,492,773
(2) Cost of foreign currencies	2,822,637
(3) Premiums received	950,000

The accompanying notes are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Statement of Operations	For the Year Ended October 31, 2016

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
INVESTMENT INCOME:
Dividend income	$115,741,664
Interest income	24,985,170
Total investment income	140,726,834
EXPENSES
Advisory fees (See Note 4)	61,116,974
Service fees	3,055,849
Fund accounting and administration fees	1,455,536
Legal fees	915,727
Federal and state registration fees	384,652
Interest expense	321,736
Transfer agency fees and expenses	271,022
Custody fees	213,632
Trustees fees and expenses	198,234
Audit and tax related fees	173,981
Chief Compliance Officer compensation	56,389
Other expenses	942,172
Total expenses	69,105,904
Net investment income	71,620,930
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,630,077
Foreign currency translation	(5,549,866)
Futures contracts	(1,307,913)
Swap contracts	547,222
Written options	(2,187,799)
Net change in unrealized appreciation on:
Investments	151,411,704
Foreign currency translation	7,934,720
Futures contracts	1,519,702
Swap contracts	47,222
Written options	804,192
Net realized and unrealized gain	158,849,261
Net increase in net assets resulting from operations	$230,470,191

The accompanying notes are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Statement of Changes in Net Assets

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS:
Net investment income	$71,620,930	$61,343,595
Net realized gain (loss) on:
Investments	5,630,077	5,164,285
Foreign currency translation	(5,549,866)	396,017
Futures contracts	(1,307,913)	1,864,901
Swap contracts	547,222	—
Written options	(2,187,799)	998,918
Net change in unrealized appreciation (depreciation) on:
Investments	151,411,704	90,252,427
Foreign currency translation	7,934,720	(8,270,269)
Futures contracts	1,519,702	(760,012)
Swap contracts	47,222	—
Written options	804,192	—
Net increase in net assets resulting from operations	230,470,191	150,989,862

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(180,926,051)	(83,998,494)
Total distributions	(180,926,051)	(83,998,494)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,318,837,857	1,351,435,403
Proceeds from shares issued to holders in reinvestment of dividends	158,207,270	77,072,443
Cost of shares redeemed	(372,197,939)	(156,653,119)
Net increase in net assets from capital share transactions	1,104,847,188	1,271,854,727
Total increase in net assets	1,154,391,328	1,338,846,095

NET ASSETS:
Beginning of year	2,341,183,983	1,002,337,888
End of year	$3,495,575,311	$2,341,183,983

Accumulated net investment loss	$(130,481,599)	$(17,341,430)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Statement of Cash Flows

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
FOR THE YEAR ENDED OCTOBER 31, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$230,470,191
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized gain:	(164,976,768)
Amortization and accretion of premium & discount	(856,337)
Changes in assets and liabilities:
Foreign currencies	(2,770,942)
Collateral held at broker	5,901,140
Interest receivable	(667,864)
Unrealized appreciation on swap contracts	(47,222)
Dividends receivable	736,163
Payable to Adviser	1,920,549
Payable to Custodian	50,686
Payable to Trustees	29,219
Accrued service fees	340,886
Variation margin on futures contracts	(254,523)
Written option contracts	145,808
Payable for Chief Compliance Officer compensation	(3,611)
Other accrued expenses	213,767
Other assets	96,466
Purchases of investments	(1,795,997,688)
Proceeds from sale of investments	841,397,427
Net purchases and sales of short-term investments	(39,227,878)
Net cash used in operating activities	(923,500,531)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	1,318,417,251
Payment on shares redeemed	(372,197,939)
Cash distributions to shareholders	(22,718,781)
Loan withdrawals(1)	271,500,000
Loan paydowns	(271,500,000)
Net cash provided by financing activities	923,500,531
Net increase in cash	—
Cash, beginning of year	—
Cash, end of year	$—

NON-CASH FINANCING ACTIVITIES:
Reinvested distributions	$158,207,270

(1)	During the year ended October 31, 2016 the Fund paid $321,736 in connection with its Line of Credit.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Consolidated Financial Highlights

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015	PERIOD ENDED OCTOBER 31, 2014(1)
Per Share Data:
Net asset value, beginning of period	$10.77	$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss)(2)	0.24	0.34	(0.13)
Net realized and unrealized gains	0.55	0.51	0.97

Total from investment operations	0.79	0.85	0.84

Less distributions to shareholders
Dividends from net investment income	(0.85)	(0.92)	—

Total distributions	(0.85)	(0.92)	—

Net asset value, end of year	$10.71	$10.77	$10.84

Total return(5)	7.83%	8.33%	8.40	%(3)
Supplemental Data and Ratios:
Net assets, end of year (000s)	$3,495,575	$2,341,184	$1,002,338
Ratio of expenses to average net assets	2.26%	2.29%	2.43	%(4)
Ratio of net investment income (loss) to average net assets	2.34%	3.29%	(1.42	)%(4)
Portfolio turnover rate	28.57%	14.04%	0.56	%(3)

(1)	The Fund commenced operations on December 9, 2013.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).

The accompanying footnotes are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

1. Organization

Stone Ridge Trust II (the “Trust”) was organized as a Delaware statutory trust on July 17, 2013, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered non-diversified closed-end management investment company issuing shares. As of October 31, 2016, the Trust consisted of one series: the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). The Fund commenced operations on December 9, 2013. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.10% shareholder service fee, no 12b-1 fees and does not charge a redemption fee. The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of the Fund’s outstanding shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of the Fund’s outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund does not currently intend to list its shares for trading on any national securities exchange. There is no secondary trading market in the shares. The shares are, therefore, not readily marketable.

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund pursues its investment objective primarily by investing in reinsurance-related securities, including event-linked bonds, preference shares, participation notes or private fund units issued in connection with quota shares (“Quota Share Notes”), preference shares, participation notes or private fund units issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), preference shares, participation notes or private fund units issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”).

The consolidated financial statements include the accounts of Stone Ridge Reinsurance Risk Premium Interval Sub Fund Ltd (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in derivative instruments consistent with the Fund’s investment objectives and policies. As of October 31, 2016 the Subsidiary’s net assets were $9,861,350, which represented 0.3% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

(a) Investment Valuation and Fair Value Measurement In determining the NAV of the Fund’s shares, investments in open-end mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the Trust. Investments in closed-end mutual funds are valued at the last sale price on the exchange on which the shares are primarily traded.

Futures contracts are valued at the settlement price on the exchange on which they are primarily traded.

Short-term debt securities issued with a maturity of less than 60 days, including U.S. Treasury securities, are valued at amortized cost which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations, and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

With respect to pricing of event-linked securities or similar insurance- or reinsurance-related restricted securities (including participation notes, preference shares and private fund units) for which at least one independent market-maker or two independent brokers regularly provide firm bids, the Fund will utilize an independent data delivery vendor to aggregate and provide this pricing data to the Fund’s administrator. If the independent data delivery vendor pricing service cannot obtain independent firm bids for such securities, but there is an independent market maker or independent brokers who will supply firm bids for such securities, then the Adviser (as defined herein) may supply the Fund’s administrator with a contact from whom to obtain such bids. If, with respect to such securities, such independent firm bids are not available, but at least one independent firm or indicative bid is available, then the Valuation Committee may use that bid (or the average of those bids if more than one) as the value of the security if the Valuation Committee determines that such value is reasonable, and may consider internal and/or independent external models in making that determination.

Over-the-counter (“OTC”) options are valued based on quotations obtained from an independent pricing service or from a broker (typically the counterparty to the option).

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable or infrequent), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (“fair value pricing”). In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate as further described below. The Valuation Committee has the responsibility for overseeing the implementation of the Fund’s valuation procedures and fair value determinations made on behalf of the Board of Trustees. For purposes of determining fair value of securities, the Valuation Committee may use (or make use of) a variety of valuation methodologies, including, without limitation: (i) mathematical techniques that refer to the prices of similar or related securities; (ii) a percentage increase or decrease across all securities of a region, country or industry affected by a significant event; (iii) a multiple of earnings; (iv) a discount from market of a similar freely traded security; (v) the yield to maturity of debt securities; (vi) the recommendation of a pricing service; (vii) a single broker’s (or insurance company’s) quote; (viii) recent primary and/or secondary market transactions that the Fund believes to be comparable; (ix) modeling or development of events; or (x) any combination of the above. Fair value pricing may require subjective determinations about the value of a security or other asset. Fair values used to determine the Fund’s NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1: Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2: Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and firm bids from brokers or market makers which are not publically available;

Level 3: Significant inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Transfers between levels are recognized at the end of the reporting period. There were no transfers between levels during the reporting period. The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2016:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Event-Linked Bonds
Australia	$—	$—	$2,395,696	$2,395,696
China	—	—	2,936,291	2,936,291
Global	—	96,941,680	48,274,999	145,216,679
Japan	—	17,302,603	—	17,302,603
United States	—	291,733,391	2,197,082	293,930,473
Total Event-Linked Bonds	—	405,977,674	55,804,068	461,781,742
Participation Notes (1)	—	—	334,425,980	334,425,980
Preference Shares (1)	—	—	2,544,130,229	2,544,130,229
Private Fund Units (1)	—	—	104,605,816	104,605,816
Money Market Funds	50,406,320	—	—	50,406,320

Total Assets	$50,406,320	$405,977,674	$3,038,966,093	$3,495,350,087
Liabilities
Written Options	$—	$—	$(145,808)	$(145,808)

Total Liabilities	$—	$—	$(145,808)	$(145,808)
Other Financial Instruments*
Unrealized appreciation on futures	$1,286,695	$—	$—	$1,286,695
Unrealized depreciation on futures	(527,005)	—	—	(527,005)
Unrealized appreciation on swaps	—	—	47,222	47,222

Total	$759,690	$—	$47,222	$806,912

*	Other financial instruments are derivatives, such as futures and swaps. These instruments are reflected at the net unrealized appreciation (depreciation) on the instrument.
(1)	For further security characteristics, see the Fund’s Consolidated Schedule of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the current year ended October 31, 2016:

	EVENT-LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES	PRIVATE FUND UNITS	WRITTEN OPTIONS	SWAP CONTRACTS
Beginning Balance—November 1, 2015	$31,984,576	$284,548,010	$1,561,009,607	$139,185,229	$—	$—
Acquisitions	38,826,610	298,383,934	1,251,196,888	93,884,232	—	—
Premiums received	—	—	—	—	(950,000)	—
Dispositions	(18,054,877)	(243,549,342)	(140,349,400)	(133,366,536)	—	—
Realized gains/(losses)	345,321	(530,968)	(5,855,335)	13,673,592	—	—
Return of capital	—	(22,698,397)	(260,296,768)	—	—	—
Change in unrealized appreciation/ (depreciation)	2,702,438	18,272,743	138,425,237	(8,770,701)	804,192	47,222
Transfers in/(out) of Level 3	—	—	—	—	—	—
Ending Balance—October 31, 2016	$55,804,068	$334,425,980	$2,544,130,229	$104,605,816	$(145,808)	$47,222

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

As of October 31, 2016, the change in unrealized appreciation (depreciation) on positions still held in the Fund was $2,723,086 for Event-Linked Bonds, $18,945,086 for Participation Notes, $135,441,906 for Preference Shares, $(1,081,208) for Private Fund Units, $804,192 for Written Options, and $47,222 for Swap Contracts.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and changes in market risk spread of comparable securities (including catastrophe bonds with similar risk profiles). Significant increases in the market risk spread of comparable instruments or losses related to severe weather, other natural and non-natural catastrophes in isolation would result in a significantly lower fair value measurement. A high amount of loss from severe weather, other natural or non-natural catastrophes may also increase market risk spreads. Participation notes, preference shares and private fund units are monitored daily for significant events that could affect the value of the instruments.

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2016:

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/2016	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE
Event-Linked Bonds	Financial Services	$ 2,395,696	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$1.3MM-$1.3MM $2.0MM-$2.0MM	$1.3MM $2.0MM

Participation Notes	Financial Services	$ 218,322,044	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.1MM-$14.3MM $0.1MM-$27.2MM	$5.7MM $9.6MM

Preference Shares	Financial Services	$2,097,122,701	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.2MM-$42.7MM $0.3MM-$46.6MM	$6.2MM $9.1MM

Private Fund Units	Financial Services	$ 104,605,816	Insurance industry loss model	Estimated losses: Estimated premiums earned:	$0.4MM-$4.2MM $0.7MM-$8.6MM	$2.5MM $5.6MM

The Level 3 securities not listed above were fair valued by the Adviser or priced using an indicative bid and amount to $616,421,250.

Derivative Transactions — The Fund engaged in derivatives for hedging and speculative purposes during the year ended October 31, 2016. The use of derivatives included options, futures and swap contracts.

Futures Contracts — The Fund may purchase and sell futures contracts and has held futures contracts during the year ended October 31, 2016. The Fund uses futures contracts to hedge interest rate and foreign exchange rate exposure. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The average notional amount of futures contracts during the year ended October 31, 2016, was $5,882,073 for long contracts and $68,621,790 for short contracts.

Options — The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. The Fund wrote call or put options during the year ended October 31, 2016. The Fund writes put and call

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

options to earn premium income. With options, there is minimal counterparty credit risk to the Fund since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. OTC options are customized agreements between the parties. With OTC options, there is no clearinghouse guarantee against default, thus OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

Options on indices (including weather indices) are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

The average market value of written options for the year ended October 31, 2016, was $599,872.

Transactions in written options during the year ended October 31, 2016 were as follows:

OTC OPTIONS	CONTRACTS	PREMIUMS
Outstanding, beginning of year	—	$—
Options written	3	3,228,739
Options terminated in closing transactions	—	—
Options exercised	—	—
Options expired	(2)	(2,278,739)

Outstanding, end of year	1	$950,000

Excess Mortality Swaps — The Fund entered into excess mortality swaps in order to gain exposure to reinsurance-related risks tied to population mortality experience. In an excess mortality swap, the protection buyer pays periodic premiums in exchange for a potential payment from the seller of protection if the specified mortality index exceeds a set value during an agreed upon period. During the year ended October 31, 2016 the average notional amount of excess mortality swaps was $53,846,154 for contracts in which the Fund sold protection and is collateralized by event-linked bonds.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

Consolidated Statement of Assets — Values of Derivatives at October 31, 2016

	ASSET DERIVATIVES
	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Futures
Interest rate contracts	Net assets—Unrealized appreciation*	$10,110
Foreign exchange contracts	Net assets—Unrealized appreciation*	1,276,585
Swaps
Excess mortality contracts	Unrealized appreciation on open swap contracts**	47,222

Total		$1,333,917

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin is reflected in the Consolidated Statement of Assets and Liabilities and only in cases where the margin is not settled on the same day.

**	Reflects cumulative unrealized appreciation of swap contracts as reported in the Consolidated Schedule of Investments.

Consolidated Statement of Liabilities — Values of Derivatives at October 31, 2016

	LIABILITY DERIVATIVES
	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Futures
Foreign exchange contracts	Net assets—Unrealized depreciation*	$527,005
Options
Weather contracts	Written options, at fair value	145,808

Total		$672,813

*	Reflects cumulative unrealized depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin is reflected in the Consolidated Statement of Assets and Liabilities and only in cases where the margin is not settled on the same day.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended October 31, 2016

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	WRITTEN OPTIONS	SWAP CONTRACTS	TOTAL
Interest rate contracts	$(72,391)	$—	$—	$(72,391)
Foreign exchange contracts	(1,235,522)	—	—	(1,235,522)
Excess mortality contracts	—	—	547,222	547,222
Weather contracts	—	(2,187,799)	—	(2,187,799)

	$(1,307,913)	$(2,187,799)	$547,222	$(2,948,490)

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	WRITTEN OPTIONS	SWAP CONTRACTS	TOTAL
Interest rate contracts	$14,477	$—	$—	$14,477
Foreign exchange contracts	1,505,225	—	—	1,505,225
Excess mortality contracts	—	—	47,222	47,222
Weather contracts	—	804,192	—	804,192

	$1,519,702	$804,192	$47,222	$2,371,116

(b) Use of Estimates The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Offsetting on the Consolidated Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association (“ISDA”) agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

As of October 31, 2016, the Fund is not subject to any Master Netting Arrangements.

(d) Indemnifications In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(e) Federal Income Taxes The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Event-Linked Bonds Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. The Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

(g) Quota Share Notes Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

(h) Excess of Loss Notes Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. The insurer can purchase per-occurrence excess-of-loss reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself (the amount it retained) and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e., $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance coverage. The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount.

(i) ILW Notes ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit U.S. Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single U.S. hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

(j) Distributions to Shareholders The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(k) Foreign Securities and Currency Transactions The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund isolates that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held and it is reported as realized gains (losses) on foreign currency translation and change in unrealized appreciation (depreciation) on foreign currency related items on the Fund’s Consolidated Statement of Operations.

The Fund may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will consist partially of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the Fund with contractual rights under the terms of the bond issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the United States. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

(l) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(m) Restricted Securities The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Fund has elected to be taxed as a Regulated Investment Company and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the year ended October 31, 2016, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	UNDISTRIBUTED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED GAIN	PAID IN CAPITAL
Reinsurance Risk Premium Interval Fund	$(3,835,048)	$6,237,631	$(2,402,583)

These differences primarily relate to foreign currency gains (losses), investments in passive foreign investment companies (“PFICs”) and income from the Subsidiary.

As of October 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$3,501,705,777
Unrealized appreciation	8,858,584
Unrealized depreciation	(15,358,120)
Net unrealized depreciation	(6,499,536)
Undistributed ordinary income	195,862,319
Undistributed long-term gains/(capital loss carryover)	(3,152,358)
Total distributed earnings	192,709,961
Other temporary differences	5,065,660
Total accumulated earnings	$191,276,085

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to mark-to-market adjustments on PFICs.

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$180,926,051	$—	$—	$180,926,051

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$83,998,494	$—	$—	$83,998,494

At October 31, 2016 the Fund has tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
Reinsurance Risk Premium Interval Fund	$(3,152,358)	$—	$(3,152,358)

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2016, or for any other tax years which are open for exam. As of October 31, 2016 open tax years include the periods ended October 31, 2014, 2015 and 2016. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Advisory Agreement Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the investment adviser of the Fund. The Adviser was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund.

As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears, at the annual rate of 2.00% of the Fund’s average daily net assets.

(b) Custodian, Administrator, and Transfer Agent The custodian to the Fund is U.S. Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A.

(c) Distributor Quasar Distributors, LLC (the “Distributor”), an affiliate of U.S. Bank, N.A., serves as the Fund’s distributor.

5. Services Agreement

Pursuant to a services agreement (the “Services Agreement”), the Fund pays Stone Ridge Asset Management LLC (the “Servicing Agent”), quarterly in arrears, an investor services fee computed at an annual rate of 0.10% of the average daily net assets of the Fund, computed on a daily basis. The Servicing Agent appoints broker-dealer firms and other service firms to provide services including investor services and administrative assistance for persons who are investors in the Fund.

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The Officers, with the exception of a portion of the Chief Compliance Officer’s salary, are not compensated by the Trust.

7. Investment Transactions

For the year ended October 31, 2016, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $1,795,997,688 and $841,397,427 respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the year ended October 31, 2016.

Stone Ridge Funds	Annual Report	October 31, 2016

Notes to Consolidated Financial Statements	October 31, 2016

8. Capital Share Transactions

	YEAR ENDED OCTOBER 31, 2016	YEAR ENDED OCTOBER 31, 2015
Shares sold	129,454,793	132,557,815
Shares issued to holders in reinvestment of dividends	15,679,611	7,585,870
Shares redeemed	(36,020,877)	(15,212,625)
Net increase in shares	109,113,527	124,931,060
Shares outstanding:
Beginning of year	217,359,243	92,428,183
End of year	326,472,770	217,359,243

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

Repurchase Request Deadline	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
November 6, 2015	16,303,659	5,984,487
February 12, 2016	21,113,757	8,408,060
May 13, 2016	15,314,867	10,932,779
August 12, 2016	16,164,481	7,020,578

9. Line of Credit

As of October 31, 2016 the Fund, together with the Stone Ridge Alternative Lending Risk Premium Fund (“Alternative Lending Fund”), has an uncommitted line of credit (the “Line”) with U.S. Bank N.A. The Line’s available facility represents the lesser of $250,000,000 (the “Maximum Line”) (less any outstanding loans under the Alternative Lending Fund agreement) or 10% of the net market value of the unencumbered assets of the Fund and is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is not secured by the Fund’s assets, has a one-year term which runs through December 14, 2016 and is reviewed annually by the Board of Trustees. During the year ended October 31, 2016, the Fund’s maximum borrowing was $101,500,000 and average borrowing was $13,282,787. This borrowing resulted in interest expenses of $321,736 at a weighted average interest rate of 2.42%. These amounts are included in Interest Expense on the Fund’s Consolidated Statement of Operations. As of October 31, 2016 the outstanding loan amount for the Fund was $0.

10. Subsequent Events Evaluation

On December 8, 2016, the Maximum Line was amended to include a temporary increase to $350,000,000 (less any outstanding loans under the Alternative Lending Fund and Stone Ridge All Asset Variance Risk Premium Fund agreements) during the periods from December 8, 2016 through March 1, 2017 and from June 1, 2017 through September 1, 2017 and the term was extended to November 17, 2017.

Stone Ridge Funds	Annual Report	October 31, 2016

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Stone Ridge Trust II

We have audited the accompanying consolidated statement of assets and liabilities of Stone Ridge Reinsurance Risk Premium Interval Fund (the Fund), including the consolidated schedule of investments, as of October 31, 2016, and the related consolidated statements of operations and cash flows for the year ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Stone Ridge Reinsurance Risk Premium Interval Fund at October 31, 2016, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, NY

December 28, 2016

Stone Ridge Funds	Annual Report	October 31, 2016

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE MAY 1, 2016	ENDING ACCOUNT VALUE OCTOBER 31, 2016	EXPENSES PAID DURING PERIOD* MAY 1, 2016 – OCTOBER 31, 2016
Actual	$1,000.00	$1,043.90	$11.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.72	$11.49

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.27%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2016

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreement

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust II (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreement (the “Investment Management Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of the Investment Management Agreement.

At an in-person meeting held on September 19, 2016, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Investment Management Agreement between the Adviser and the Trust on behalf of the Fund. In evaluating the Investment Management Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Investment Management Agreement. In addition, as part of this process, the Independent Trustees had the opportunity to meet in executive session with legal counsel to the Trust without representatives of the Adviser present.

The Board’s consideration of the Investment Management Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the continuation of the Investment Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including the management of the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique nature of the Fund’s investment programs in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board also considered other services provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Investment Management Agreement and analyzed the Adviser’s ongoing ability to service the Fund through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Investment Management Agreement.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance together with the performance of the Fund’s corresponding indexes for the 1 month, 3 month, 6 month and 1 year periods ended July 31, 2016 as well as for the period since the Fund’s inception on December 9, 2013. The Board also considered the performance information for comparable registered investment funds managed by the Adviser, as well as performance information for other interval funds listed on EDGAR with greater than $25 million in assets, regardless of their strategies (the “peer group”). The Board considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer groups for the Fund. The Board, including the Independent Trustees, concluded that the Fund’s performance and/or other relevant factors supported the renewal of the Investment Management Agreement.

Stone Ridge Funds	Annual Report	October 31, 2016

Additional Information (Unaudited)

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with the Fund, the Board analyzed the fees paid under the Investment Management Agreement and the expense ratio for the Fund. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Investment Management Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements applicable to the Fund pursuant to the Investment Management Agreement were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationship with the Fund supported the continuation of the Investment Management Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels reflect such economies of scale, such as through breakpoints in the investment management fee or through expense waiver or limitation agreements. The Board noted the Adviser’s view that, given the nature of the Fund’s reinsurance investment program, the Adviser does not yet benefit from economies of scale in managing the Fund’s assets and may not in the future. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Fund supported the continuation of the Investment Management Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Investment Management Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Investment Management Agreement should be continued for a one-year period.

Stone Ridge Funds	Annual Report	October 31, 2016

Additional Information (Unaudited)

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH) AND ADDRESS(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2013	Principal, TPG Capital, L.P (private equity firm), until 2011; Chief Financial Officer, Newbridge Capital, LLC (private equity firm), until 2011	13	TPG Capital, LLC and affiliates (sponsored investment funds), until 2011.

Daniel Charney (1970)	Trustee	since 2013	Cowen Group (financial services firm), since 2012; Jefferies & Co. (investment bank), until 2011	13	None.

			Interested Trustee
NAME (YEAR OF BIRTH) AND ADDRESS(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(5) (1969)	Trustee, Chairman	since 2013	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012, Magnetar Capital (investment advisory firm) (Investment Committee and Co-Head of Portfolio Managers Committee), until 2012	13	None.

(1)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(3)	Each Trustee serves until resignation or removal from the Board.
(4)	Fund complex includes Stone Ridge Trust, Stone Ridge Trust III, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(5)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Stone Ridge Funds	Annual Report	October 31, 2016

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by call the Funds toll free at 1.855.609.3680

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President and Chief Executive Officer	since 2013	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012; prior to that Magnetar Capital (investment advisory firm) (Investment Committee and Co-Head of Portfolio Managers Committee).

Lauren D. Macioce (1978)	Chief Compliance Officer and Secretary(3)	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016(3); prior to that Associate at Ropes & Gray LLP (law firm).

Patrick Kelly (1978)	Treasurer and Principal Financial Officer	since 2013	Chief Operating Officer of the Adviser, since 2012; prior to that Chief Operating Officer of Quantitative Strategies at Magnetar Capital (investment advisory firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	The term of office of each officer is indefinite.
(3)	Effective February 29, 2016.

3. Shareholder Notification of Federal Tax Status

For the fiscal year ended October 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2016 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be made available with respect to calendar year 2016. Such notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099-DIV and will be made available in February on the Fund’s website, www.stoneridgefunds.com. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

Stone Ridge Funds	Annual Report	October 31, 2016

Additional Information (Unaudited)

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.855.609.3680. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website (http://www.sec.gov). The Fund is required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website (http://www.sec.gov).

Stone Ridge Funds	Annual Report	October 31, 2016

Investment Adviser

Stone Ridge Asset Management, LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

                                                             YQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services”. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including review of the funds’ tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and series provide by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$119,833	$104,659
Audit-Related Fees	$0	$0
Tax Fees	$27,000	$52,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that the provision of any such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	$27,000	$52,000
Registrant’s Investment Adviser	$96,392	$42,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	Governing Standards

The Adviser has adopted written proxy voting policies and guidelines (“the Proxy Policy”) as required under Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940 (“Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. The Proxy Policy, which has been designed to ensure that Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and Adviser and its advisory affiliates(1) when voting proxies.

1                A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the Adviser; and 3) all current employees.

2

II.	Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, Adviser’s primary objective is to make voting decisions solely in the best interest on behalf of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”) to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines, ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines have been approved by Adviser, and though Adviser intends to vote consistent with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, Adviser may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities or other debt instruments, the Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

Adviser may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that Adviser is aware of a material vote on behalf of the mutual fund and Adviser has the ability to call back loans and is aware of the securities on loan by the custodian, Adviser may call back the loan and vote the proxy if time permits.

Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent Proxy Voting Service, subject to specific provisions in a client’s account documentation related to exception voting. In fulfilling its obligations to clients, Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

III.	Conflicts of Interest Procedures

For voting of securities, Adviser believes that application of the guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the

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portfolio managers have discretion to vote differently than the guidelines. As a general practice, Adviser will vote in accordance with the voting recommendation provided by the Proxy Voting Service. In the event that Adviser wishes to vote against the independent voting recommendation, Adviser requires Chief Compliance Officer (“CCO”) approval prior to a vote being cast.

For voting of fixed income securities, Adviser believes the potential for material conflicts of interest to arise between the interests of the client and the interests of Adviser is limited. However, there may be a potential for a conflict of interest which Adviser or its related persons or entities may be a named party to, or participating in a bankruptcy work-out or other similar committee with respect to the issuer. In such instances the portfolio manager must notify the CCO prior to casting any decision on behalf of clients.

Upon the identification or notice received by the CCO that there is a conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material conflict of interest, the CCO has final decision-making authority regarding Adviser’s course of action for the proxy. The CCO’s determination will be based on maximizing value for Adviser’s Clients.

IV.	Voting Guidelines

For accounts that invest in voting securities, Adviser has approved the ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines are intended to provide a general overview of ISS’ United States Policy Guidelines by highlighting the key policies that ISS applies to companies listed in the United States. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors.

For a list of the voting guidelines please visit:

http://www.issgovernance.com/policy/2013/policy_information

V.	Amendment

Adviser may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate provided, however, that such changes are approved by Adviser management.

Adviser will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. All reports and any other information filed with Adviser pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Adviser’s management, any regulatory or self-regulatory authority or agency upon its request, or as required by law or court or administrative order. All records of Adviser’s proxy voting policies and voting activity are retained in accordance with Rule 204 2(C)(2) of the Advisers Act.

VI.	Information Available to Clients

If you require additional information on this policy or on how proxies were voted, please contact the CCO.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 9, 2017

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Robert Gutmann, Alexander Nyren, Benjamin Robbins, Ross Stevens and Yan Zhao are the Portfolio Managers of the Fund. Each of the Portfolio Managers other than Mr. Robbins has been with the Fund since inception. Mr. Robbins has been with the Fund since May 2015. Each of the Portfolio Managers also is a Portfolio Manager of other registered investment companies, including mutual funds.

Robert Gutmann. Robert Gutmann, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao. Mr. Gutmann is a co-founder of Stone Ridge. Prior to joining Stone Ridge in 2012, Mr. Gutmann was the Head of Delta-One Synthetic Solutions at RBC Capital Markets from 2010 to 2012. He started his career at Morgan Stanley, where he became a senior trader in the Delta-One Structured Products group. Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Alexander Nyren. Alexander Nyren, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Robbins, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2013, Mr. Nyren was in the insurance practice of Oliver Wyman since 2010, where he was a Principal. Previously, he was at Barclays Capital/Lehman Brothers from 2006 to 2010, where he was a Vice President. In that role, he structured insurance-linked securities, including approximately $1.4 billion of catastrophe bonds. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.

Benjamin Robbins. Benjamin Robbins, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2014, Mr. Robbins was a Director at Deutsche Bank, where he worked from 2006 to 2014 and managed a trading book of insurance-linked securities. Mr. Robbins holds an AB, magna cum laude, in Physics from Harvard University and is a CFA charterholder.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Robbins and Ms. Zhao. Mr. Stevens is the Founder of Stone Ridge. Prior to founding Stone Ridge in 2012, Mr. Stevens was a member of the Investment Committee and Co-Head of the Portfolio Managers Committee at Magnetar Capital from 2008 through 2012. Previously, he was Global Co-Head of Equities at Jefferies and Global Head of Electronic Trading at Bank of America. Mr. Stevens started his career in quantitative research at Goldman Sachs Asset Management after receiving his PhD in Finance and Statistics from University of Chicago (Booth) and his BSE in Finance from University of Pennsylvania (Wharton).

Yan Zhao. Yan Zhao, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren, Mr. Robbins and Mr. Stevens. Prior to joining Stone Ridge in 2012, Ms. Zhao was a senior management consultant at the Boston Consulting Group from 2011 to 2012. Ms. Zhao started her career at Morgan Stanley, where she traded delta-one structured products with Mr. Gutmann. Ms. Zhao holds an MBA from Harvard Business School and a BA with honors in Economics from Harvard University.

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(a)(2)

Information is provided as of October 31, 2016

The table below identifies the number of accounts for which Mr. Gutmann, Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Gutmann	12	$8,126	0	$0	0	$0
Alexander Nyren	3	$5,053	0	$0	0	$0
Benjamin Robbins	3	$5,053	0	$0	0	$0
Ross Stevens	12	$8,126	0	$0	0	$0
Yan Zhao	3	$5,053	0	$0	0	$0

The table below identifies the number of accounts for which Mr. Gutmann, Mr. Nyren, Mr. Robbins, Mr. Stevens and Ms. Zhao and have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Gutmann	0	$0	0	$0	0	$0
Alexander Nyren	0	$0	0	$0	0	$0
Benjamin Robbins	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0
Yan Zhao	0	$0	0	$0	0	$0

Potential Conflicts of Interest

The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. The Adviser attempts to address these potential conflicts of interest through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. The Adviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds. The Adviser’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are averaged as to

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price and allocated between the funds in a manner that is equitable to each fund and in accordance with the amount being purchased or sold by each fund. Trade allocations are reviewed on a periodic basis as part of the Adviser’s trade oversight procedures in an attempt to ensure fairness over time across funds and to monitor whether any fund is systematically favored over time. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds may devote unequal time and attention to the management of those funds. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the funds as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds, the opportunity may be allocated among these several funds, which may limit the fund’s ability to take full advantage of the investment opportunity.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another client of the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which funds or other clients of the Adviser may participate in any particular investment opportunity will take into account the suitability of the investment opportunity for, and the strategy of, the applicable funds or other clients. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriately within the primary strategy of another fund or other client of the Adviser.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds for which he exercises investment responsibility, or may decide that certain of the funds should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds. Similarly, the Adviser or its personnel may take positions that are different from those taken by one or more funds.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds than to others.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds that provide greater overall returns to the Adviser and its affiliates.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds that he manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among funds (such as where certain funds pay higher management fees), a portfolio manager might be motivated to help certain funds over others. A portfolio manager might be motivated to favor funds in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds that could most significantly benefit a portfolio manager.

(a)(3)

Information is provided as of October 31, 2016

As of October 31, 2016, portfolio managers receive a base salary and may also receive a bonus. Compensation of a portfolio manager is determined at the discretion of the Adviser. It may be based on a number of factors including the portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of portfolio managers is not based upon the performance of client accounts that the portfolio managers manage. The Adviser reviews the compensation of each portfolio manager at least annually.

(a)(4)

As of October 31, 2016, the Portfolio Managers beneficially owned the following shares of the Fund noted:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Robert Gutmann	$10,001 - $50,000
Alexander Nyren	$10,001 - $50,000
Benjamin Robbins	$50,001 - $100,000
Ross Stevens(1)	Over $1,000,000
Yan Zhao	$50,001 - $100,000

(1) Beneficial ownership through the Adviser’s direct fund investments.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stone Ridge Trust II

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President

Date	1/9/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President

Date	1/9/2017

By (Signature and Title)*	/s/ Patrick Kelly
Patrick Kelly, Treasurer

Date	1/9/2017

* Print the name and title of each signing officer under his or her signature.

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